Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of December 20, 2017 by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter, individually and collectively, as “Lender”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), ORASURE TECHNOLOGIES, INC., a Delaware corporation (“Borrower”) and ORASURE TECHNOLOGIES, LLC, a Delaware limited liability company (“Guarantor”). Unless otherwise provided herein, capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement referred to below.

RECITALS

A.    Pursuant to that certain Credit Agreement dated as of September 30, 2016, by and among Borrower, Lender and Agent (as amended, modified and restated from time to time, the “Credit Agreement”), Agent and Lender agreed to make available to Borrower a credit facility consisting of a $10,000,000 secured revolving loan facility.

B.    Borrower has requested that Agent and Lender amend the terms and conditions of the Credit Agreement, and Agent and Lender have so agreed subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Amendment. Effective as of September 30, 2016, the Credit Agreement is hereby amended by amending and restating Schedule 5.1 with the schedule attached hereto as Exhibit A.

2.    Reaffirmation of Security Interest. Borrower and Guarantor hereby confirm and agree that all security interests and liens granted to Agent, for its benefit and the benefit of the Lender, continue to be perfected, first priority liens and remain in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any liens other than liens in favor of Agent, for its benefit and the benefit of the Lender, and Permitted Liens. Nothing herein contained is intended to in any way impair or limit the validity, priority, and extent of Agent’s existing security interest in and liens upon the Collateral.

3.    Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Agent and Agent’s counsel):

(a)    Execution and delivery of this Amendment; and

(b)    Such additional documents, instruments and agreements as Agent shall reasonably request.

4.    Confirmation of Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and Lender, on a joint and several basis, that, as of the date hereof:

(a)    The representations and warranties set forth in the Credit Agreement and in the other Loan Documents, each as amended to date, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as the date hereof, with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date.

(b)    This Amendment and each other document delivered by it in connection herewith has been duly authorized, executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    The execution, delivery and performance of this Amendment has been duly authorized by all requisite limited liability company or corporate action, as applicable, on the part of Guarantor and Borrower.

(d)    No Default or Event of Default has occurred and is continuing on and as of the date hereof or would exist upon the consummation of the transactions contemplated by this Amendment.

5.    Costs and Fees. In consideration of Agent and Lender agreeing to amend the Credit Agreement as set forth in this Amendment, Borrower shall be responsible for the payment of all reasonable and documented fees of Agent’s external counsel incurred in connection with the preparation of this Amendment and any related documents.

6.    Guarantor Acknowledgment. Guarantor acknowledges and consents to all of the terms and conditions of this Amendment, affirms its guaranty obligations under and in respect of the Loan Documents to which it is a party and agrees that neither this Amendment nor any of the documents executed in connection therewith operate to reduce or discharge its obligations under the Loan Documents, except as expressly set forth therein.

7.    No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent or Lender, nor constitute a waiver of any provision of the Credit Agreement, the other Loan Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing defaults or Events of Default under the Credit Agreement or the other Loan Documents or any of Agent’s or Lender’s rights and remedies in respect of such defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement or the other Loan Documents. This Amendment cannot be amended without the prior written consent of Agent.

8.    Miscellaneous.

(a)    Continuing Effect of Credit Agreement; Conflicts. Except as expressly modified pursuant hereto, no other changes or modifications to the Credit Agreement or the Loan Documents are intended or implied by this Amendment and in all other respects the Credit Agreement and the Loan Documents hereby are ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment, the Credit Agreement and the Loan Documents, the terms of this Amendment shall govern and control.

(b)    Further Assurances. At Borrower’s expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be reasonably requested by any other party hereto to effectuate the provisions and purposes of this Amendment.

(c)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(d)    Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and releases of Guarantor and Borrower made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent, or any closing, shall affect the representations and warranties or the right of Agent and Lender to rely upon them.

(e)    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

(f)    Reviewed by Attorneys. Guarantor and Borrower hereby represents and warrants to Agent and Lender that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to discuss this Amendment and have this Amendment reviewed by, such attorneys and other Persons as such Guarantor or Borrower may wish, and (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that none of this Amendment or the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and all of the other documents executed pursuant hereto or in connection herewith.

(g)    Relationship. Guarantor and Borrower hereby agree that the relationship among Agent and Lender, on the one hand, and Guarantor and Borrower, on the other hand, is that of creditor and debtor and not that of partners or joint venturers. Neither this Amendment nor any of the other Loan Documents constitute a partnership agreement, or any other association among Agent and Lender, on the one hand, and Borrower, on the other hand. Guarantor and Borrower acknowledges that Agent and Lender have acted at all times only as a creditor to the Guarantor and Borrower within the normal and usual scope of the activities normally undertaken by a creditor and in no event has Agent or Lender attempted to exercise any control over the Borrower or its business or affairs. Guarantor and Borrower further acknowledges that Agent and Lender have not taken or failed to take any action under or in connection with its respective rights under the Credit Agreement and the Loan Documents that in any way or to any extent has interfered with or adversely affects any ownership of Collateral by Borrower.

(h)    Acknowledgement and Reaffirmation. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of Agent and Lender under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and reaffirmed in all respects and shall continue in full force and effect. Guarantor and Borrower reaffirm its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Loan Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the date hereof, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Amendment”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Guarantor and Borrower hereby consents to this Amendment and confirm that all obligations of Guarantor or Borrower under the Loan Documents to which Guarantor or Borrower is a party shall continue to apply to the Credit Agreement as amended hereby.

(i)    Release; No Action, Claims, Etc. In consideration of Agent’s and Lender’s willingness to enter into this Amendment, Borrower hereby releases and forever discharges Agent and Lender and each of Agent’s and Lender’s predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Guarantor or Borrower may have or claim to have against Agent and/or Lender. As of the date hereof, Borrower hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against Agent and/or Lender, or any of Agent’s and/or Lender’s officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

(j)    Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Receipt by telecopy, facsimile or email transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(k)    Interpretation. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(l)    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(m)    Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. This Amendment and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

(n)    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; BINDING EFFECT. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; BINDING EFFECT SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGES FOLLOW]

(Signature Page to First Amendment to Credit Agreement)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

BORROWER:	ORASURE TECHNOLOGIES, INC., a Delaware corporation

	By:	/s/ Mark L. Kuna
	Name:	Mark L Kuna
	Title:	Senior Vice President, Finance, Controller and Assistant Secretary

GUARANTOR:	ORASURE TECHNOLOGIES, LLC, a Delaware limited liability company

	By:	OraSure Technologies, Inc., its Sole Member

	By:	/s/ Mark L. Kuna
	Name:	Mark L. Kuna
	Title:	Vice President and Assistant Treasurer

(Signature Page to First Amendment to Credit Agreement)

AGENT AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent and Lender

	By:	/s/ Keith Gregson
	Name:	Keith Gregson
	Title:	Authorized Signatory

EXHIBIT A

Schedule 5.1

See attached.

Schedule 5.1

Deliver to Agent each of the financial statements, reports, or other items set forth below at the following times:

On and after the making of any Borrowing, on or prior to the date that is 30 days after the end of each month during each of Administrative Borrower’s fiscal years (including, without limitation, any end of month which is also the end of a quarter),

(a) an unaudited consolidated balance sheet, and income statement, covering Administrative Borrower’s and its Subsidiaries’ operations during such period and compared to the most recent Projections delivered to Agent, and

(b) a Compliance Certificate along with the underlying calculations, including the calculations to arrive at EBITDA, Fixed Charges, Fixed Charge Coverage Ratio and Total Liquidity.

On or prior to the date that is 30 days after the end of each quarter during each of Administrative Borrower’s fiscal years,

(c) an unaudited consolidated balance sheet, and income statement, covering Administrative Borrower’s and its Subsidiaries’ operations during such period, and

(d) a Compliance Certificate along with the underlying calculations, including the calculations to arrive at EBITDA, Fixed Charges, Fixed Charge Coverage Ratio and Total Liquidity.

On or prior to the date that is 120 days after the end of each of Administrative Borrower’s fiscal years,

(e) consolidated financial statements of Borrower and its Subsidiaries for each such fiscal year, audited by independent certified public accountants and accompanied by an unqualified opinion (determined in accordance with Section 1.2) and certified by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, statement of cash flow, and statement of shareholder’s equity, and, if prepared, such accountants’ letter to management), and

(f) a Compliance Certificate along with the underlying calculations, including the calculations to arrive at EBITDA, Fixed Charges, Fixed Charge Coverage Ratio and Total Liquidity.

On or prior to the date that is 90 days after the start of each of Administrative Borrower’s fiscal years,	(g) copies of Administrative Borrower’s Projections for the forthcoming fiscal year, prepared on a quarter-by-quarter basis, certified by the chief financial officer (or other appropriate Authorized Person) of Administrative Borrower to the effect that such Projections were prepared in good faith based on assumptions believed by the preparer thereof to be reasonable at the time such assumptions were made (it being understood and agreed that financial performance projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties and their Subsidiaries, that no assurances can be given that any particular financial projections will be realized and that actual results during the period or periods covered thereby may differ materially from such projected or estimated results).

If and when filed by Administrative Borrower,

(h) any filings made by Administrative Borrower with the SEC which are not generally made public once filed, and

(i) any other information that is provided by Administrative Borrower to its shareholders generally that is not generally available to the public once filed.

On or prior to the date that is 3 Business Days after any Loan Party has knowledge of the following:	notice of any Regulatory Action which reasonably would be expected to result in a Material Adverse Effect,

On or prior to the date that is 5 days after Administrative Borrower or any of its Subsidiaries have knowledge of the occurrence of a Material Adverse Effect or a Default or an Event of Default under this Agreement,	(j) notice of such Material Adverse Effect or a Default or an Event of Default and a brief description of the curative action, if any, that Administrative Borrower or its Subsidiaries proposes to take with respect thereto (provided that the failure to deliver notice of the occurrence of a Default shall not itself result in an Event of Default under the Agreement if such underlying Default does not mature into an Event of Default).

On or prior to the date that is 5 days after the service of process with respect thereto on Administrative Borrower or any of its Subsidiaries,	(k) notice of all actions, suits, or proceedings brought by or against Administrative Borrower or any of its Subsidiaries before any Governmental Authority which reasonably would be expected to result in a Material Adverse Effect.

Upon the reasonable request of Agent,	(l) any other information reasonably requested relating to the financial condition of Administrative Borrower or its Subsidiaries.